Exhibit 10.3

September 28, 2007

Jefferies & Company, Inc.
520 Madison Ave.
New York, New York 10022

Ladies and Gentlemen:

On the terms set forth in the Master Securities Loan Agreement dated as of September 28, 2007 (the “Loan Agreement”), between the undersigned and Jefferies & Company, Inc. (“Jefferies”), and for other good and valuable consideration, the receipt of which is hereby acknowledged, notwithstanding any other agreement, the undersigned has agreed to lend or re-lend, in case the loan is terminated, to Jefferies up to 4.5 million shares (as such number of shares may be reduced based upon assignments permitted by the last paragraph hereof, the “Borrowed Shares”) of common stock of Nova Biosource Fuels, Inc., a Nevada corporation (the “Issuer”), owned beneficially and of record by the undersigned. The undersigned hereby agrees not to dispose of or encumber or otherwise impair in any fashion at any time, the availability of such Borrowed Shares during the Availability Period. The “Availability Period” shall mean (i) the period commencing on the date hereof and ending on September 28, 2012. The undersigned also will use commercially reasonable efforts to cooperate with the Issuer to assure that the Form S-3 registration statement relating to the Borrowed Shares is available and effective for the loan of the Borrowed Shares during the Availability Period.

Notwithstanding any of the covenants or agreements set forth herein, in no event shall any such covenants or agreements: (1) prohibit the undersigned from selling or otherwise disposing of any or all of the Borrowed Shares in a “Change of Control Transaction” (as such term is defined herein) or (2) affect or be deemed to affect the rights and obligations of the undersigned as a director or officer of the Issuer (including relating to any Board of Director vote), or the right of the undersigned or any affiliate thereof to vote any shares of common stock of the Issuer owned thereby, in favor of any Change of Control Transaction (provided that if any affiliate of the undersigned acquires the Borrowed Shares pursuant to a transaction described in the first bullet point below, such affiliate shall assume the obligations hereunder) or on any other matter in the sole discretion of the undersigned or any such affiliate, provided, however, that the rights of the undersigned or any affiliate thereof set forth in this sentence do not alter the undersigned’s or any such affiliate’s obligation to loan to Jefferies, and not to dispose of, any new or different security exchanged for the Borrowed Shares in connection with a recapitalization, merger, consolidation, stock purchase or other corporate action.

For purposes of this letter, a “Change of Control Transaction” means:

•                  the acquisition by any “person” or group under Section 13(d)(3) of the Exchange Act (collectively, “Person”) unaffiliated with the undersigned or affiliates (as defined in the Securities Act of 1933, as amended) of the undersigned of beneficial ownership, directly or indirectly, through a purchase, merger, or other acquisition transaction or series of transactions, of shares of the Issuer’s capital stock entitling such Person to exercise more than 50% of the total voting power of all shares of the Issuer’s capital stock entitling the holders thereof to vote generally in elections of directors, or

•                  any consolidation of the Issuer with, or merger of the Issuer into, any other Person, any merger of another Person into the Issuer, or any sale or transfer of all or substantially all of the Issuer’s assets to another Person, other than a merger or sale of assets that (x) is effected solely to change the Issuer’s jurisdiction of incorporation and results in a reclassification, conversion, or exchange of outstanding shares of common stock solely into shares of common stock, or (y) does not have the result that the Issuer’s shareholders immediately before such transaction beneficially own, directly or indirectly, immediately following such transaction, less than 50% of the combined total voting power of all shares of capital stock of the Person resulting from such transaction entitling the holders thereof to vote generally in elections of directors.

This Letter and the Loan Agreement shall terminate in the event that: (i) the Issuer has redeemed all of its issued and outstanding 10 Convertible Senior Secured Notes due 2012 (the “Notes”) in accordance with the terms of the indenture governing the Notes, or (ii)  all of the issued and outstanding Notes have been converted by the holders thereof into common stock in accordance with the terms of the indenture governing the Notes.

KENNETH T. HERN

/s/ Kenneth T. Hern

September 28, 2007

Jefferies & Company, Inc.
520 Madison Ave.
New York, New York 10022

Ladies and Gentlemen:

On the terms set forth in the Master Securities Loan Agreement dated as of September 28, 2007 (the “Loan Agreement”), between the undersigned and Jefferies & Company, Inc. (“Jefferies”), and for other good and valuable consideration, the receipt of which is hereby acknowledged, notwithstanding any other agreement, the undersigned has agreed to lend or re-lend, in case the loan is terminated, to Jefferies up to 3.5 million shares (as such number of shares may be reduced based upon assignments permitted by the last paragraph hereof, the “Borrowed Shares”) of common stock of Nova Biosource Fuels, Inc., a Nevada corporation (the “Issuer”), owned beneficially and of record by the undersigned. The undersigned hereby agrees not to dispose of or encumber or otherwise impair in any fashion at any time, the availability of such Borrowed Shares during the Availability Period. The “Availability Period” shall mean (i) the period commencing on the date hereof and ending on September 28, 2012. The undersigned also will use commercially reasonable efforts to cooperate with the Issuer to assure that the Form S-3 registration statement relating to the Borrowed Shares is available and effective for the loan of the Borrowed Shares during the Availability Period.

Notwithstanding any of the covenants or agreements set forth herein, in no event shall any such covenants or agreements: (1) prohibit the undersigned from selling or otherwise disposing of any or all of the Borrowed Shares in a “Change of Control Transaction” (as such term is defined herein) or (2) affect or be deemed to affect the rights and obligations of the undersigned as a director or officer of the Issuer (including relating to any Board of Director vote), or the right of the undersigned or any affiliate thereof to vote any shares of common stock of the Issuer owned thereby, in favor of any Change of Control Transaction (provided that if any affiliate of the undersigned acquires the Borrowed Shares pursuant to a transaction described in the first bullet point below, such affiliate shall assume the obligations hereunder) or on any other matter in the sole discretion of the undersigned or any such affiliate, provided, however, that the rights of the undersigned or any affiliate thereof set forth in this sentence do not alter the undersigned’s or any such affiliate’s obligation to loan to Jefferies, and not to dispose of, any new or different security exchanged for the Borrowed Shares in connection with a recapitalization, merger, consolidation, stock purchase or other corporate action.

For purposes of this letter, a “Change of Control Transaction” means:

•                  the acquisition by any “person” or group under Section 13(d)(3) of the Exchange Act (collectively, “Person”) unaffiliated with the undersigned or affiliates (as defined in the Securities Act of 1933, as amended) of the undersigned of beneficial ownership, directly or indirectly, through a purchase, merger, or other acquisition transaction or series of transactions, of shares of the Issuer’s capital stock entitling such Person to exercise more than 50% of the total voting power of all shares of the Issuer’s capital stock entitling the holders thereof to vote generally in elections of directors, or

•                  any consolidation of the Issuer with, or merger of the Issuer into, any other Person, any merger of another Person into the Issuer, or any sale or transfer of all or substantially all of the Issuer’s assets to another Person, other than a merger or sale of assets that (x) is effected solely to change the Issuer’s jurisdiction of incorporation and results in a reclassification, conversion, or exchange of outstanding shares of common stock solely into shares of common stock, or (y) does not have the result that the Issuer’s shareholders immediately before such transaction beneficially own, directly or indirectly, immediately following such transaction, less than 50% of the combined total voting power of all shares of capital stock of the Person resulting from such transaction entitling the holders thereof to vote generally in elections of directors.

This Letter and the Loan Agreement shall terminate in the event that: (i) the Issuer has redeemed all of its issued and outstanding 10 Convertible Senior Secured Notes due 2012 (the “Notes”) in accordance with the terms of the indenture governing the Notes, or (ii)  all of the issued and outstanding Notes have been converted by the holders thereof into common stock in accordance with the terms of the indenture governing the Notes.

J.D. MCGRAW

/s/ J.D. McGraw